UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

NKGen Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street

Santa Ana, CA, 92705

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 396-6830

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKGN	OTC Expert Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NKGNW	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 4, 2025, NKGen Biotech, Inc. (the “Company”) completed the acquisition of a majority equity stake in NKMax Co., Ltd. (“NKMax”), a Korean biotechnology company, out of bankruptcy, previously disclosed in the Current Reports on Form 8-K filed on June 20, 2025 and December 2, 2024. The Company purchased 46,400,000 common shares of NKMax at a price per share of approximately $0.36. This transaction grants the Company full control over NKMax’s global manufacturing infrastructure, intellectual property (“IP”), and exclusive commercialization rights.

The acquisition was supported by funding of approximately $17 million, with the majority of the funding provided by AlpineBrook Capital GP I Limited and the remainder supplied by Paul Y. Song, M.D., the Company’s Chairman and Chief Executive Officer. The terms of such funding are currently under discussion and will be disclosed upon finalization.

As a result of the transaction, the Company now owns a 65%% interest in NKMax and has assumed control of NKMax’s manufacturing infrastructure and IP. This acquisition is expected to accelerate the clinical development of the Company’s lead therapeutic candidate, troculeucel, and expand the Company’s pipeline of natural killer cell therapies.

As determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), NKMax beneficially owns a greater than 10% equity interest in the Company. Founded in 2002 and headquartered in Seoul, South Korea, NKMax is a clinical-stage biotechnology company focused on advancing immune cell therapies. In addition to its therapeutic innovations, NKMax develops and commercializes bioreagents and immunodiagnostic kits, with revenues derived from these products as well as health supplements. In 2016, NKMax completed its GMP-certified manufacturing facility, strengthening its capabilities in high-quality cell therapy production. Listed on the KOSDAQ, a South Korean stock exchange, NKMax’s trading has since been suspended during the course of ongoing rehabilitation efforts.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on September 9, 2025, announcing the completion of the acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and the accompanying press release shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

Statements contained in this press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Because such statements are patient to risks and uncertainties, many of which are outside of the Company’s control, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the Company’s plans and expected timing for developing troculeucel and SNK02, including the expected timing of completing and announcing further results from its ongoing clinical studies; and the Company’s expected timing for developing its product candidates and potential benefits of its product candidates. Risks that contribute to the uncertain nature of the forward-looking statements include: the Company’s ability to execute its plans and strategies; risks related to performing clinical studies; the risk that initial and interim results of a clinical study do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available; potential delays in the commencement, enrollment and completion of clinical studies and the reporting of data therefrom; the risk that studies will not be completed as planned; the risk that the abstract will not be published as planned including delays in timing, format, or accessibility; and the Company’s ability to raise additional funding to complete the development of its product candidates. Additional risks include uncertainties related to the Company’s acquisition of a majority interest in NKMax, including risks regarding the future performance of NKMax’s business, the Company’s ability to successfully integrate NKMax’s operations, personnel, and technologies, potential challenges in realizing expected synergies and cost savings, and risks that the Company may not achieve the anticipated strategic, financial, or operational benefits of the acquisition on the expected timeline or at all. These and other risks and uncertainties are described more fully under the caption “Risk Factors” and elsewhere in the Company’s filings and reports, which may be accessed for free by visiting the Securities and Exchange Commission’s website at www.sec.gov and on the Company’s website under the subheading “Investors—Financial and Filings”. Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. All forward-looking statements contained in this press release speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated September 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NKGEN BIOTECH, INC.

Date: September 9, 2025	/s/ Paul Y. Song
	Name:	Paul Y. Song
	Title:	Chief Executive Officer
(Principal Executive Officer)

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